UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2026

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.

245 First Street, Riverview II, 18th Floor

Cambridge, MA, 02142

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (617) 444-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2026, the Compensation Committee recommended, and the Board of Directors (the “Board”) of Enveric Biosciences, Inc. (the “Company”) approved and adopted, (i) a new form of Restricted Stock Unit Award Agreement (“RSU Agreement”) and (ii) a new form of Restricted Stock Award Agreement (the “RSA Agreement”, and together with the RSU Agreement, the “Award Agreements”), in each case under the Company’s 2020 Long-Term Incentive Plan, as amended (the “Plan”).

The RSU Agreement provides for time-based vesting over a four-year period, with 25% of the award vesting on the first anniversary of the grant date and the remaining portion vesting in substantially equal monthly installments thereafter, and generally provides that vested units are settled upon a change in control or termination of service, subject to compliance with Section 409A of the Internal Revenue Code. The RSU Agreement also includes provisions providing for full vesting upon a change in control, limited accelerated vesting upon certain qualifying terminations, forfeiture of unvested units upon termination of service, and, in the case of a termination for cause, forfeiture of vested but unsettled units.

The RSA Agreement generally provides for time-based vesting on a specified vesting date, subject to continued service through such date, with unvested shares forfeited upon a termination of service prior to vesting, and includes customary restrictions on transfer and provisions regarding stockholder rights prior to vesting.

The Award Agreements will be used in connection with future grants of restricted stock units and restricted stock to the Company’s named executive officers and directors, as applicable.

The foregoing description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of RSU Agreement and RSA Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The full text of the Plan is included in Exhibit 10.3.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). A total of 991,828 shares of the Company’s common stock were present in person or represented by proxy at the 2026 Annual Meeting, which represented 52.54% of the outstanding shares of common stock entitled to vote at the 2026 Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote per share of common stock held as of the close of business on March 30, 2026, the record date for the 2026 Annual Meeting. The matters submitted for a vote and the related results are set forth below. At the 2026 Annual Meeting, each of the five matters were presented for a vote to the stockholders:

● The election of six directors, to serve until the Company’s 2027 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

● An advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “Say-on-Pay Proposal”);

● The extension of the approval of the Company’s Board to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-15, with the ratio within such range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”);

● The extension of the approval of the Board to amend the Charter to, at the discretion of the Board, increase the authorized number of shares of common stock from 100,000,000 to 5,000,000,000 shares (“Authorized Stock Increase Proposal”); and

● The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

The proposal to approve the adjournment of the 2026 Annual Meeting was not presented for a vote.

The final vote results for each of these five matters are set forth below.

1.	The votes cast on the Election of Directors were as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Michael Webb	564,143	37,590	390,095
George Kegler	531,522	70,211	390,095
Frank Pasqualone	531,937	69,796	390,095
Marcus Schabacker, M.D., Ph.D.	566,038	35,695	390,095
Joseph Tucker, Ph.D.	565,386	36,347	390,095
Sheila DeWitt, Ph.D	565,534	36,199	390,095

2.	The votes cast on the advisory vote for the Say-on-Pay Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
569,552	26,884	5,297	390,095

3.	The votes cast on the Reverse Stock Split Proposal were as follows:

Votes For	Votes Against	Abstentions
793,344	190,175	8,309

4.	The votes cast on the Authorized Stock Increase Proposal were as follows:

Votes For	Votes Against	Abstentions
427,158	555,147	9,523

5.	The votes cast on the Auditor Ratification Proposal were as follows:

Votes For	Votes Against	Abstentions
960,728	19,347	11,753

For more information about the foregoing proposals, please see the Company’s proxy statement for the 2026 Annual Meeting, together with any supplements thereto. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of RSU Agreement
10.2	Form of RSA Agreement
10.3	Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8, filed with the Commission on March 24, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2026	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer